Exhibit 26(e)(3): M Financial Fund Allocation Form (Form No. 139192)

Life

M FINANCIAL
FUND ALLOCATION OF PREMIUM PAYMENTS
Security Life of Denver Insurance Company, Denver, CO
A member of the ING family of companies
ING Customer Service Center: PO Box 5065, Minot, ND 58702-5065	Your future. Made easier.®
Product	Policy Number/List Bill Number

A. PREMIUM ALLOCATION

Initial or Future Premium Allocations: Current investment allocations will remain the same. See Section D for Investment Transfer Request.

Premium Allocation: Please allocate your premium among the investment options of the Separate Account and/or to the Guaranteed Interest Division. Please use whole number percentages for each division/option elected. You must allocate at least 1% of your premium allocation to each division/option in which you elect to invest. The total must equal 100%. For all premium allocation rules, please refer to the prospectuses.

CA Residents age 60 and older: Unless you tell us otherwise, during the 30 day free look period we allocate your initial net premium to the money market investment option. At the end of the free look period, we will automatically reallocate your policy value among the various investment options according to the allocation instructions on this form. For more information, please see your policy and prospectus, ask your representative or contact the ING Customer Service Center.

_______% Guaranteed Interest Division [1]
American Funds Insurance Series	_______% ING T. Rowe Price Capital Appreciation - Class I (GFM)
_______% American Growth - Class 2 (AFR)	_______% ING T. Rowe Price Equity Income - Class I (TEI)
_______% American Growth-Income - Class 2 (AFG)	_______% ING U.S. Stock Index - Class I (ISP)
_______% American International - Class 2 (AFI)	_______% ING Van Kampen Growth and Income - Class S (GRD)
BlackRock Variable Series Funds, Inc.	_______% ING Wells Fargo Health Care - Class I (EHS)
_______% BlackRock Global Allocation V.I. - Class III (BGA)	ING Partners, Inc.
Fidelity® Variable Insurance Products	_______% ING Baron Small Cap Growth - Initial Class (BSC)
_______% Fidelity® VIP Contrafund® - Initial Class (FCF) [2]	_______% ING Columbia Small Cap Value - Initial Class (CSI)
_______% Fidelity® VIP Contrafund® - Service Class (FCS) [3]	_______% ING JPMorgan Mid Cap Value - Initial Class (MCV)
_______% Fidelity® VIP Equity-Income - Initial Class (FEI) [2]	_______% ING Oppenheimer Global - Initial Class (GGP)
_______% Fidelity® VIP Equity-Income - Service Class (FSE) [3]	_______% ING Oppenheimer Global Strategic Income - Service Class (OSI)
ING Balanced Portfolio, Inc.	_______% ING Pioneer High Yield - Inital Class (PHP)
_______% ING Balanced - Class I (VBI)	_______% ING T. Rowe Price Diversified Mid Cap Growth - Initial Class (DMI)
ING Intermediate Bond Portfolio	_______% ING UBS U.S. Large Cap Equity - Initial Class (ULI)
_______% ING Intermediate Bond - Class I (VPB)	_______% ING Van Kampen Comstock - Initial Class (VKC)
ING Investors Trust	_______% ING Van Kampen Equity and Income - Initial Class (UTA)
_______% ING Artio Foreign - Class I (JBF)	ING Variable Funds
_______% ING BlackRock Large Cap Growth - Class I (GFG)	_______% ING Growth and Income - Class I (GIP)
_______% ING Clarion Global Real Estate - Class S (IGT)	ING Variable Portfolios, Inc.
_______% ING DFA Global Allocation - Class I (DGA)	_______% ING Index Plus LargeCap - Class I (IPL)
_______% ING DFA World Equity - Class I (IFO)	_______% ING Index Plus MidCap - Class I (IPM)
_______% ING FMRSM Diversified Mid Cap - Class I (FDI)	_______% ING Index Plus SmallCap - Class I (IPS)
_______% ING Franklin Templeton Founding Strategy - Class I (IFT)	_______% ING International Index - Class S (III)
_______% ING Global Resources - Class I (IHA)	_______% ING Russell™ Large Cap Growth Index - Class I (IRC)
_______% ING JPMorgan Emerging Markets Equity - Class I (JEI)	_______% ING Russell™ Large Cap Index - Class I (IRI)
_______% ING JPMorgan Small Cap Core Equity - Class I (IJS)	_______% ING Russell™ Large Cap Value Index - Class I (IRV)
_______% ING Large Cap Growth - Class I (EOP)	_______% ING Russell™ Mid Cap Growth Index - Class I (IRM)
_______% ING Limited Maturity Bond - Class S (ILM)	_______% ING Russell™ Small Cap Index - Class I (IRS)
_______% ING Liquid Assets - Class I (ILP) [4]	_______% ING Small Company - Class S (ISS)
_______% ING Liquid Assets - Class S (ILA) [5]	_______% ING U.S. Bond Index - Class I (ILB)
_______% ING Marsico Growth - Class I (IMG)	ING Variable Products Trust
_______% ING Marsico International Opportunities - Class I (MIO)	_______% ING SmallCap Opportunities - Class I (NIG)
_______% ING MFS Total Return - Class I (IMT)	M Funds
_______% ING MFS Utilities - Class S (MUP)	_______% M Business Opportunity Value (BOV) [6]
_______% ING PIMCO Total Return Bond - Class I (IPC)	_______% M Capital Appreciation (MFC) [6]
_______% ING Pioneer Fund - Class I (PFS)	_______% M International Equity (MBI) [6]
_______% ING Pioneer Mid Cap Value - Class I (PMV)	_______% M Large Cap Growth (MTC) [6]
_______% ING Retirement Growth - Class I (RGI)	Neuberger Berman Advisers Management Trust
_______% ING Retirement Moderate Growth - Class I (RMG)	_______% Neuberger Berman AMT Socially Responsive® - Class I (NSR)
_______% ING Retirement Moderate - Class I (RMP)
Designated Deduction Option: You may designate one investment option from which you want charges taken. If no investment option is designated or there is insufficient value in the option, charges will be deducted in proportion to the value invested in each investment option on the date of the charge.
Investment Option Name
Page 1 of 6 (Note: Signature required on last page.)	Order #139192 08/23/2010

Product	Policy Number/List Bill Number
B. AUTOMATIC REBALANCING OPTION (Automatically rebalances the Accumulation Value periodically to maintain a specified percentage allocation among the selected Sub-Accounts or Guaranteed Interest Division.)
Complete allocation below to: F Initiate Automatic Rebalancing	F Change Automatic Rebalancing

_______% Guaranteed Interest Division [1]

American Funds Insurance Series	_______% ING T. Rowe Price Capital Appreciation - Class I (GFM)
_______% American Growth - Class 2 (AFR)	_______% ING T. Rowe Price Equity Income - Class I (TEI)
_______% American Growth-Income - Class 2 (AFG)	_______% ING U.S. Stock Index - Class I (ISP)
_______% American International - Class 2 (AFI)	_______% ING Van Kampen Growth and Income - Class S (GRD)
BlackRock Variable Series Funds, Inc.	_______% ING Wells Fargo Health Care - Class I (EHS)
_______% BlackRock Global Allocation V.I. - Class III (BGA)	ING Partners, Inc.
Fidelity® Variable Insurance Products	_______% ING Baron Small Cap Growth - Initial Class (BSC)
_______% Fidelity® VIP Contrafund® - Initial Class (FCF) [2]	_______% ING Columbia Small Cap Value - Initial Class (CSI)
_______% Fidelity® VIP Contrafund® - Service Class (FCS) [3]	_______% ING JPMorgan Mid Cap Value - Initial Class (MCV)
_______% Fidelity® VIP Equity-Income - Initial Class (FEI) [2]	_______% ING Oppenheimer Global - Initial Class (GGP)
_______% Fidelity® VIP Equity-Income - Service Class (FSE) [3]	_______% ING Oppenheimer Global Strategic Income - Service Class (OSI)
ING Balanced Portfolio, Inc.	_______% ING Pioneer High Yield - Inital Class (PHP)
_______% ING Balanced - Class I (VBI)	_______% ING T. Rowe Price Diversified Mid Cap Growth - Initial Class (DMI)
ING Intermediate Bond Portfolio	_______% ING UBS U.S. Large Cap Equity - Initial Class (ULI)
_______% ING Intermediate Bond - Class I (VPB)	_______% ING Van Kampen Comstock - Initial Class (VKC)
ING Investors Trust	_______% ING Van Kampen Equity and Income - Initial Class (UTA)
_______% ING Artio Foreign - Class I (JBF)	ING Variable Funds
_______% ING BlackRock Large Cap Growth - Class I (GFG)	_______% ING Growth and Income - Class I (GIP)
_______% ING Clarion Global Real Estate - Class S (IGT)	ING Variable Portfolios, Inc.
_______% ING DFA Global Allocation - Class I (DGA)	_______% ING Index Plus LargeCap - Class I (IPL)
_______% ING DFA World Equity - Class I (IFO)	_______% ING Index Plus MidCap - Class I (IPM)
_______% ING FMRSM Diversified Mid Cap - Class I (FDI)	_______% ING Index Plus SmallCap - Class I (IPS)
_______% ING Franklin Templeton Founding Strategy - Class I (IFT)	_______% ING International Index - Class S (III)
_______% ING Global Resources - Class I (IHA)	_______% ING Russell™ Large Cap Growth Index - Class I (IRC)
_______% ING JPMorgan Emerging Markets Equity - Class I (JEI)	_______% ING Russell™ Large Cap Index - Class I (IRI)
_______% ING JPMorgan Small Cap Core Equity - Class I (IJS)	_______% ING Russell™ Large Cap Value Index - Class I (IRV)
_______% ING Large Cap Growth - Class I (EOP)	_______% ING Russell™ Mid Cap Growth Index - Class I (IRM)
_______% ING Limited Maturity Bond - Class S (ILM)	_______% ING Russell™ Small Cap Index - Class I (IRS)
_______% ING Liquid Assets - Class I (ILP) [4]	_______% ING Small Company - Class S (ISS)
_______% ING Liquid Assets - Class S (ILA) [5]	_______% ING U.S. Bond Index - Class I (ILB)
_______% ING Marsico Growth - Class I (IMG)	ING Variable Products Trust
_______% ING Marsico International Opportunities - Class I (MIO)	_______% ING SmallCap Opportunities - Class I (NIG)
_______% ING MFS Total Return - Class I (IMT)	M Funds
_______% ING MFS Utilities - Class S (MUP)	_______% M Business Opportunity Value (BOV) [6]
_______% ING PIMCO Total Return Bond - Class I (IPC)	_______% M Capital Appreciation (MFC) [6]
_______% ING Pioneer Fund - Class I (PFS)	_______% M International Equity (MBI) [6]
_______% ING Pioneer Mid Cap Value - Class I (PMV)	_______% M Large Cap Growth (MTC) [6]
_______% ING Retirement Growth - Class I (RGI)	Neuberger Berman Advisers Management Trust
_______% ING Retirement Moderate Growth - Class I (RMG)	_______% Neuberger Berman AMT Socially Responsive® - Class I (NSR)
_______% ING Retirement Moderate - Class I (RMP)
Frequency and Date of Automatic Rebalancing	(If no options are marked, frequency will be quarterly and/or date will be last valuation of calendar period.)
Frequency:	F Monthly F Quarterly F Semi-annually F Annually
Date:
F Policy Processing Date: Date on which processing will occur based on frequency selected beginning
F Last Valuation Date of Calendar Period
F Specific Date of each Period beginning
Terminate an Existing Automatic Rebalancing Service
Please terminate my Portfolio Rebalancing Service immediately. (initial here)
Page 2 of 6 (Note: Signature required on last page.)	Order #139192 08/23/2010

Product	Policy Number/List Bill Number
C. DOLLAR COST AVERAGING OPTION	(Systematic method of investing, where securities are purchased at regular intervals so the cost of the securities is averaged over time.)
The policyowner must have at least $10,000 invested in the source fund in order to initiate Dollar Cost Averaging.
Please transfer $__________________ or __________________% from: F ING Liquid Assets Portfolio F ING Limited Maturity Bond Portfolio

American Funds Insurance Series
$__________________ or __________________%	American Growth - Class 2 (AFR)
$__________________ or __________________%	American Growth-Income - Class 2 (AFG)
$__________________ or __________________%	American International - Class 2 (AFI)
BlackRock Variable Series Funds, Inc.
$__________________ or __________________%	BlackRock Global Allocation V.I. - Class III (BGA)
Fidelity® Variable Insurance Products
$__________________ or __________________%	Fidelity® VIP Contrafund® - Initial Class (FCF) [2]
$__________________ or __________________%	Fidelity® VIP Contrafund® - Service Class (FCS) [3]
$__________________ or __________________%	Fidelity® VIP Equity-Income - Initial Class (FEI) [2]
$__________________ or __________________%	Fidelity® VIP Equity-Income - Service Class (FSE) [3]
ING Balanced Portfolio, Inc.
$__________________ or __________________%	ING Balanced - Class I (VBI)
ING Intermediate Bond Portfolio
$__________________ or __________________%	ING Intermediate Bond - Class I (VPB)
ING Investors Trust
$__________________ or __________________%	ING Artio Foreign - Class I (JBF)
$__________________ or __________________%	ING BlackRock Large Cap Growth - Class I (GFG)
$__________________ or __________________%	ING Clarion Global Real Estate - Class S (IGT)
$__________________ or __________________%	ING DFA Global Allocation - Class I (DGA)
$__________________ or __________________%	ING DFA World Equity - Class I (IFO)
$__________________ or __________________%	ING FMRSM Diversified Mid Cap - Class I (FDI)
$__________________ or __________________%	ING Franklin Templeton Founding Strategy - Class I (IFT)
$__________________ or __________________%	ING Global Resources - Class I (IHA)
$__________________ or __________________%	ING JPMorgan Emerging Markets Equity - Class I (JEI)
$__________________ or __________________%	ING JPMorgan Small Cap Core Equity - Class I (IJS)
$__________________ or __________________%	ING Large Cap Growth - Class I (EOP)
$__________________ or __________________%	ING Limited Maturity Bond - Class S (ILM)
$__________________ or __________________%	ING Liquid Assets - Class I (ILP) [4]
$__________________ or __________________%	ING Liquid Assets - Class S (ILA) [5]
$__________________ or __________________%	ING Marsico Growth - Class I (IMG)
$__________________ or __________________%	ING Marsico International Opportunities - Class I (MIO)
$__________________ or __________________%	ING MFS Total Return - Class I (IMT)
$__________________ or __________________%	ING MFS Utilities - Class S (MUP)
$__________________ or __________________%	ING PIMCO Total Return Bond - Class I (IPC)
$__________________ or __________________%	ING Pioneer Fund - Class I (PFS)
$__________________ or __________________%	ING Pioneer Mid Cap Value - Class I (PMV)
$__________________ or __________________%	ING Retirement Growth - Class I (RGI)
$__________________ or __________________%	ING Retirement Moderate Growth - Class I (RMG)
$__________________ or __________________%	ING Retirement Moderate - Class I (RMP)
$__________________ or __________________%	ING T. Rowe Price Capital Appreciation - Class I (GFM)
$__________________ or __________________%	ING T. Rowe Price Equity Income - Class I (TEI)

(DOLLAR COST AVERAGING OPTION - Continued on next page)
Page 3 of 6 (Note: Signature required on last page.)		Order #139192 08/23/2010

Product		Policy Number/List Bill Number
C. DOLLAR COST AVERAGING OPTION	(Continued)

$__________________ or __________________%	ING U.S. Stock Index - Class I (ISP)
$__________________ or __________________%	ING Van Kampen Growth and Income - Class S (GRD)
$__________________ or __________________%	ING Wells Fargo Health Care - Class I (EHS)
ING Partners, Inc.
$__________________ or __________________%	ING Baron Small Cap Growth - Initial Class (BSC)
$__________________ or __________________%	ING Columbia Small Cap Value - Initial Class (CSI)
$__________________ or __________________%	ING JPMorgan Mid Cap Value - Initial Class (MCV)
$__________________ or __________________%	ING Oppenheimer Global - Initial Class (GGP)
$__________________ or __________________%	ING Oppenheimer Global Strategic Income - Service Class (OSI)
$__________________ or __________________%	ING Pioneer High Yield - Inital Class (PHP)
$__________________ or __________________%	ING T. Rowe Price Diversified Mid Cap Growth - Initial Class (DMI)
$__________________ or __________________%	ING UBS U.S. Large Cap Equity - Initial Class (ULI)
$__________________ or __________________%	ING Van Kampen Comstock - Initial Class (VKC)
$__________________ or __________________%	ING Van Kampen Equity and Income - Initial Class (UTA)
ING Variable Funds
$__________________ or __________________%	ING Growth and Income - Class I (GIP)
ING Variable Portfolios, Inc.
$__________________ or __________________%	ING Index Plus LargeCap - Class I (IPL)
$__________________ or __________________%	ING Index Plus MidCap - Class I (IPM)
$__________________ or __________________%	ING Index Plus SmallCap - Class I (IPS)
$__________________ or __________________%	ING International Index - Class S (III)
$__________________ or __________________%	ING Russell™ Large Cap Growth Index - Class I (IRC)
$__________________ or __________________%	ING Russell™ Large Cap Index - Class I (IRI)
$__________________ or __________________%	ING Russell™ Large Cap Value Index - Class I (IRV)
$__________________ or __________________%	ING Russell™ Mid Cap Growth Index - Class I (IRM)
$__________________ or __________________%	ING Russell™ Small Cap Index - Class I (IRS)
$__________________ or __________________%	ING Small Company - Class S (ISS)
$__________________ or __________________%	ING U.S. Bond Index - Class I (ILB)
ING Variable Products Trust
$__________________ or __________________%	ING SmallCap Opportunities - Class I (NIG)
M Funds
$__________________ or __________________%	M Business Opportunity Value (BOV) [6]
$__________________ or __________________%	M Capital Appreciation (MFC) [6]
$__________________ or __________________%	M International Equity (MBI) [6]
$__________________ or __________________%	M Large Cap Growth (MTC) [6]
Neuberger Berman Advisers Management Trust
$__________________ or __________________%	Neuberger Berman AMT Socially Responsive® - Class I (NSR)
Frequency and Date of Dollar Cost Averaging (If no options are marked, frequency will be monthly and/or date will be policy processing date.)
Frequency:	F Monthly F Quarterly F Semi-annually F Annually
Date:	F Policy Processing Date: Date on which processing will occur based on frequency selected beginning
Specific Date of each Period beginning
Terminate an Existing Dollar Cost Averaging Service
FTerminate Dollar Cost Averaging on
FTerminate Dollar Cost Averaging when investment option from which money is being transferred reaches $
F Please terminate my Dollar Cost Averaging Service immediately. (initial here)
Page 4 of 6 (Note: Signature required on last page.)		Order #139192 08/23/2010

Product	Policy Number/List Bill Number
D. INVESTMENT TRANSFER REQUEST
F Current Investment Only F Current and Future Investments (If no box is checked, it is assumed Current Investment Only.)
If no information is provided in the “Transfer From” column, we will assume that all amounts currently allocated to the investment options, excluding amounts allocated to the Guaranteed Interest Division, will be reallocated as requested in the “Transfer To” column.

Transfer From	Investment Option	Transfer To
$__________________ or _________%	Guaranteed Interest Division [1]	$__________________ or _________%
American Funds Insurance Series
$__________________ or _________%	American Growth - Class 2 (AFR)	$__________________ or _________%
$__________________ or _________%	American Growth-Income - Class 2 (AFG)	$__________________ or _________%
$__________________ or _________%	American International - Class 2 (AFI)	$__________________ or _________%
BlackRock Variable Series Funds, Inc.
$__________________ or _________%	BlackRock Global Allocation V.I. Fund - Class III (BGA)	$__________________ or _________%
Fidelity® Variable Insurance Products
$__________________ or _________%	Fidelity® VIP Contrafund® - Initial Class (FCF) [2]	$__________________ or _________%
$__________________ or _________%	Fidelity® VIP Contrafund® - Service Class (FCS) [3]	$__________________ or _________%
$__________________ or _________%	Fidelity® VIP Equity-Income - Initial Class (FEI) [2]	$__________________ or _________%
$__________________ or _________%	Fidelity® VIP Equity-Income - Service Class (FSE) [3]	$__________________ or _________%
$__________________ or _________%	Fidelity® VIP Investment Grade Bond - Initial Class (FIG) [7]	N/A
ING Balanced Portfolio, Inc.
$__________________ or _________%	ING Balanced - Class I (VBI)	$__________________ or _________%
ING Intermediate Bond Portfolio
$__________________ or _________%	ING Intermediate Bond - Class I (VPB)	$__________________ or _________%
ING Investors Trust
$__________________ or _________%	ING Artio Foreign - Class I (JBF)	$__________________ or _________%
$__________________ or _________%	ING BlackRock Large Cap Growth - Class I (GFG)	$__________________ or _________%
$__________________ or _________%	ING BlackRock Large Cap Value - Class I (IMF) [7]	N/A
$__________________ or _________%	ING Clarion Global Real Estate - Class S (IGT)	$__________________ or _________%
$__________________ or _________%	ING Clarion Real Estate - Class I (IVK) [8]	N/A
$__________________ or _________%	ING DFA Global Allocation - Class I (DGA)	$__________________ or _________%
$__________________ or _________%	ING DFA World Equity - Class I (IFO)	$__________________ or _________%
$__________________ or _________%	ING FMRSM Diversified Mid Cap - Class I (FDI)	$__________________ or _________%
$__________________ or _________%	ING Franklin Templeton Founding Strategy - Class I (IFT)	$__________________ or _________%
$__________________ or _________%	ING Global Resources - Class I (IHA)	$__________________ or _________%
$__________________ or _________%	ING JPMorgan Emerging Markets Equity - Class I (JEI)	$__________________ or _________%
$__________________ or _________%	ING JPMorgan Small Cap Core Equity - Class I (IJS)	$__________________ or _________%
$__________________ or _________%	ING Large Cap Growth - Class I (EOP)	$__________________ or _________%
$__________________ or _________%	ING Limited Maturity Bond - Class S (ILM)	$__________________ or _________%
$__________________ or _________%	ING Liquid Assets - Class I (ILP) [4]	$__________________ or _________%
$__________________ or _________%	ING Liquid Assets - Class S (ILA) [5]	$__________________ or _________%
$__________________ or _________%	ING Lord Abbett Growth and Income - Class I (ISI) [7]	N/A
$__________________ or _________%	ING Marsico Growth - Class I (IMG)	$__________________ or _________%
$__________________ or _________%	ING Marsico International Opportunities - Class I (MIO)	$__________________ or _________%
$__________________ or _________%	ING MFS Total Return - Class I (IMT)	$__________________ or _________%
$__________________ or _________%	ING MFS Utilities - Class S (MUP)	$__________________ or _________%
$__________________ or _________%	ING PIMCO Total Return Bond - Class I (IPC)	$__________________ or _________%
$__________________ or _________%	ING Pioneer Fund - Class I (PFS)	$__________________ or _________%
$__________________ or _________%	ING Pioneer Mid Cap Value - Class I (PMV)	$__________________ or _________%
$__________________ or _________%	ING Retirement Growth - Class I (RGI)	$__________________ or _________%
$__________________ or _________%	ING Retirement Moderate Growth - Class I (RMG)	$__________________ or _________%
$__________________ or _________%	ING Retirement Moderate - Class I (RMP)	$__________________ or _________%
$__________________ or _________%	ING T. Rowe Price Capital Appreciation - Class I (GFM)	$__________________ or _________%
$__________________ or _________%	ING T. Rowe Price Equity Income - Class I (TEI)	$__________________ or _________%
$__________________ or _________%	ING U.S. Stock Index - Class I (ISP)	$__________________ or _________%
$__________________ or _________%	ING Van Kampen Growth and Income - Class S (GRD)	$__________________ or _________%
$__________________ or _________%	ING Wells Fargo Health Care - Class I (EHS)	$__________________ or _________%
ING Partners, Inc.
$__________________ or _________%	ING American Century Small-Mid Cap Value - Initial Class (SCV) [7]	N/A
$__________________ or _________%	ING Baron Small Cap Growth - Initial Class (BSC)	$__________________ or _________%
$__________________ or _________%	ING Columbia Small Cap Value - Initial Class (CSI)	$__________________ or _________%
$__________________ or _________%	ING JPMorgan Mid Cap Value - Initial Class (MCV)	$__________________ or _________%
$__________________ or _________%	ING Legg Mason ClearBridge Aggressive Growth - Initial Class (ISA) [7]	N/A
$__________________ or _________%	ING Oppenheimer Global - Initial Class (GGP)	$__________________ or _________%
$__________________ or _________%	ING Oppenheimer Global Strategic Income - Class S (OSI)	$__________________ or _________%
$__________________ or _________%	ING PIMCO Total Return - Initial Class (PTR) [9]	N/A
(INVESTMENT TRANSFER REQUEST - Continued on next page)
	Page 5 of 6 (Note: Signature required on last page.)	Order #139192 08/23/2010

D.	INVESTMENT TRANSFER REQUEST (Continued)

Transfer From	Investment Option	Transfer To
$__________________ or _________%	ING Pioneer High Yield - Inital Class (PHP)	$__________________ or _________%
$__________________ or _________%	ING T. Rowe Price Diversified Mid Cap Growth - Initial Class (DMI)$__________________ or _________%
$__________________ or _________%	ING UBS U.S. Large Cap Equity - Initial Class (ULI)	$__________________ or _________%
$__________________ or _________%	ING Van Kampen Comstock - Initial Class (VKC)	$__________________ or _________%
$__________________ or _________%	ING Van Kampen Equity and Income - Initial Class (UTA)	$__________________ or _________%
ING Strategic Allocation Portfolio
$__________________ or _________%	ING Strategic Allocation Conservative - Class I (SAI) [7]	N/A
$__________________ or _________%	ING Strategic Allocation Growth - Class I (SAG) [7]	N/A
$__________________ or _________%	ING Strategic Allocation Moderate - Class I (SAB) [7]	N/A
ING Variable Funds
$__________________ or _________%	ING Growth and Income - Class I (GIP)	$__________________ or _________%
ING Variable Portfolios, Inc.
$__________________ or _________%	ING Index Plus LargeCap - Class I (IPL)	$__________________ or _________%
$__________________ or _________%	ING Index Plus MidCap - Class I (IPM)	$__________________ or _________%
$__________________ or _________%	ING Index Plus SmallCap - Class I (IPS)	$__________________ or _________%
$__________________ or _________%	ING International Index - Class S (III)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Large Cap Growth Index - Class I (IRC)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Large Cap Index - Class I (IRI)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Large Cap Value Index - Class I (IRV)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Mid Cap Growth Index - Class I (IRM)	$__________________ or _________%
$__________________ or _________%	ING Russell™ Small Cap Index - Class I (IRS)	$__________________ or _________%
$__________________ or _________%	ING Small Company - Class S (ISS)	$__________________ or _________%
$__________________ or _________%	ING U.S. Bond Index - Class I (ILB)	$__________________ or _________%
ING Variable Products Trust
$__________________ or _________%	ING MidCap Opportunities - Class I (PMO) [7]	N/A
$__________________ or _________%	ING SmallCap Opportunities - Class I (NIG)	$__________________ or _________%
Invesco Variable Insurance Funds
$__________________ or _________%	Invesco V.I. Core Equity Fund - Series I (ACE) [7]	N/A
MFunds
$__________________ or _________%	M Business Opportunity Value (BOV) [6]	$__________________ or _________%
$__________________ or _________%	M Capital Appreciation (MFC) [6]	$__________________ or _________%
$__________________ or _________%	M International Equity (MBI) [6]	$__________________ or _________%
$__________________ or _________%	M Large Cap Growth (MTC) [6]	$__________________ or _________%
Neuberger Berman Advisers Management Trust
$__________________ or _________%	Neuberger Berman AMT Socially Responsive® - Class I (NSR)	$__________________ or _________%
Van Eck
$__________________ or _________%	Van Eck VIP Global Hard Assets Fund (WHA) [10]	N/A

Endnotes
[1] Transfers to and from the Guaranteed Interest Division have specific time and amount limitations. Please refer to your policy or prospectus for additional information.
[2] Only available with Future Dimensions.
[3] Not available with Future Dimensions.
[4] Not available with Asset Accumulator, Asset Portfolio Manager, Corporate Benefits, ING Corporate VUL, ING SVUL-CV, ING VUL-CV, ING VUL-ECV, Market Dimensions,
Strategic Investor or Survivor Dimensions.
[5] Not available with Estate Designer, FirstLine, FirstLine II, Future Dimensions, Strategic Advantage, Strategic Advantage II or Variable Survivorship.
[6] Not available with Future Dimensions, Market Dimensions or Survivor Dimensions.
[7] Not available with ING Corporate VUL, ING SVUL-CV, ING VUL-CV or ING VUL-ECV.
[8] Only available with Future Dimensions, Market Dimensions and Survivor Dimensions.
[9] Not available with ING SVUL-CV or ING VUL-ECV.
[10] Not available with Corporate Benefits, Future Dimensions, ING Corporate VUL, ING SVUL-CV, ING VUL-CV, ING VUL-ECV, Market Dimensions or Survivor Dimensions.

E. SIGNATURES (If Owner is a Corporation, Trust, or Partnership, signature and title of Officer is required.)
I/We acknowledge that we have read and understand: 1. the terms and conditions listed in the instructions to this form and that we have received and read the Prospectus for this policy. 2. I/we can cancel or change any elections requested in Sections B and C above by sending written notice to the ING Customer Service Center before the next transfer date. 3. that Dollar Cost Averaging and Automatic Rebalancing will begin on the date specified only if the ING Customer Service Center has received and accepted this signed form before the date specified.

Owner(s) Name
Owner(s) Signature	Date
Registered Representative Name
Registered Signature Representative	Date
Spouse's Signature (if applicable)	Date
Insured(s) Name
Policy Number/List Bill Number [11]	Daytime Phone	( )
[11] For corporate owned/sponsored plans, please attach list of applicable policies.
Page 6 of 6		Order #139192	08/23/2010